UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2013

AVIV REIT, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35841	27-3200673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Madison Street, Suite 2400 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 855-0930

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Aviv REIT, Inc. (the “Company”) with the Securities and Exchange Commission on November 12, 2013 to reflect the execution of the Separation Agreement with Mr. Lyman discussed below.

Item 1.01. Entry in to a Material Definitive Agreement

The information contained in Item 5.02 concerning the entry by the Company into the Separation Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On November 11, 2013, the Company announced that James H. Lyman would no longer be serving as Chief Financial Officer and Treasurer of the Company, effective November 8, 2013. On December 6, 2013, the Company and Mr. Lyman entered into a Separation Agreement and Release (the “Separation Agreement”) pursuant to which Mr. Lyman has agreed to a general release of claims with respect to the Company. In consideration for his general release, and subject to compliance with the terms of the Separation Agreement, Mr. Lyman will receive severance payments (less standard withholdings and deductions, as required by applicable law) in the gross amount of $162,500 (equal to six months of Mr. Lyman’s base pay), payable in twelve equal installments in accordance with the Company’s normal payroll practices beginning with the payroll period on December 31, 2013 and additional severance payments (less standard withholdings and deductions, as required by applicable law) in the gross amount of $113,750 (equal to one half of Mr. Lyman’s target annual incentive for 2013), payable in two equal installments on February 28, 2014 and May 30, 2014. The effectiveness of the Severance Agreement is contingent upon the expiration of a statutory revocation period that expires on December 13, 2013. A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) The following is a list of the exhibits filed or furnished herewith.

Exhibit No.	Description of Exhibit

10.1	Separation Agreement and Release dated December 6, 2013 between Aviv Asset Management, L.L.C. and James H. Lyman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2013	AVIV REIT, INC.

	By:	/s/ Craig M. Bernfield
	Name:	Craig M. Bernfield
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Separation Agreement and Release dated December 6, 2013 between Aviv Asset Management, L.L.C. and James H. Lyman

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